SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2003

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Airpark Road
Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 19, 2003, Senetek issued a press release. The full text of the press release is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Number	Exhibit
99.1	Press Release dated December 19, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2003	SENETEK PLC
(Registrant)

By: /s/ FRANK MASSINO
Name: Frank Massino
Its: Chief Executive Officer

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EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated December 19, 2003.

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